NON-QUALIFIED STOCK OPTION AGREEMENT


     THIS AGREEMENT, dated as of October 6, 1995 is made by and between Medco Behavioral Care Corporation, a Delaware corporation hereinafter referred to as the "Company," and Albert S. Waxman, an employee of, or consultant to, the Company or a Subsidiary (as defined below) of the Company, hereinafter referred to as "Optionee."

     WHEREAS, the Company wishes to afford the Optionee the opportunity to purchase shares of its $.01 par value Common Stock ("Common Stock");

     WHEREAS, pursuant to the Stockholder's Agreement, the Optionee is entitled to receive a grant of Non-Qualified Stock Options;

     WHEREAS, the Company wishes to carry out the Plan (as defined below), the terms of which are hereby incorporated by reference and made a part of this Agreement; and

     WHEREAS, the Committee (as defined below) appointed to administer the Plan has determined that it would be to the advantage and best interest of the Company and its stockholders to grant the Non-Qualified Stock Option(s) provided for herein to the Optionee as an incentive for increased efforts during his term of employment with the Company or its Subsidiaries or Affiliates, and has advised the Company thereof and instructed the undersigned officers to issue said Options;

     NOW,  THEREFORE,  in consideration of the mutual covenants herein contained
and  other  good  and  valuable  consideration,   receipt  of  which  is  hereby
acknowledged, the parties hereto do hereby agree as follows:


                                              ARTICLE I

                                             DEFINITIONS

               Whenever the following terms are used in this Agreement, they shall have the meaning specified in the Plan or below unless the context clearly indicates to the contrary.

Section 12. - Acceleration Event

               "Acceleration Event" with respect to an Optionee shall mean that each of the following has occurred:

          (a) (i) a sale of all or substantially all of the assets of the Company to a Person who is not an Affiliate of KKR or an entity in which the shareholders of the Company immediately prior to such transaction do not control more than 40% of the voting power of such entity immediately following the transaction,
        (ii) a sale by KKR or any of its Affiliates resulting in 50% or more of the voting power of the Company being held by a Person or Group that does not include KKR or any of its Affiliates or (iii) a merger or consolidation of the Company into another Person which is not an Affiliate of KKR or an entity in which the shareholders of the Company immediately prior to such transaction do not control more than 40% of the voting power immediately following the transaction. "Group" means two or more Persons acting together as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding or disposing of securities of the Company,

               (b) Employees and partners of KKR and its Affiliates or their designees do not collectively constitute a majority of the Board of Directors of (in case of the event described in subsection (a)(i)) the acquiring Person, or (in case of the events described in subsection
        (a)(ii) or (iii)) the Company, and

               (c) if the Optionee is an employee of the Company or a Subsidiary, such employment is terminated without "Cause" or with "Good Reason" (as such terms are defined in the Stockholder's Agreement) within one year following the later of the events described in subsections (a) and (b).


Section 13. - Affiliate

               "Affiliate" shall mean (a) with respect to any Person,  any other
Person directly or indirectly controlling, controlled by, or under common control with, such Person, and (b) with respect to the Company, also any entity designated by the Board of Directors of the Company in which the Company or one of its Affiliates has an interest, and (c) with respect to Kohlberg Kravis Roberts & Co., L.P. ("KKR"), also any Affiliate of any partner of KKR. For purposes of this Agreement, "Person" means an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature, and "control" shall have the meaning given such term under Rule 405 of the Securities Act of 1933.

Section 14. - Code

               "Code" shall mean the Internal Revenue Code of 1986, as amended.

Section 15. - Committee

               "Committee" shall mean the Compensation Committee of the Company.

Section 16. - Grant Date

               "Grant Date" shall mean the date on which the Options provided for in this Agreement were granted.

Section 17. - Options

               "Options" shall mean the Non-Qualified Stock Options to purchase Common Stock granted under this Agreement.

Section 18. - Permanent Disability

               The Optionee shall be deemed to have a "Permanent Disability" if the Optionee is unable to engage in the activities required by the job by reason of any medically determined physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months, as reasonably determined by the Board of Directors of the Company in good faith and in its discretion.

Section 19. - Plan

     "Plan" shall mean the 1995 Stock Purchase and Option Plan for Employees of Medco Behavioral Care Corporation and Subsidiaries.

Section 20. - Permitted Retirement

               "Permitted Retirement" shall mean retirement at age 65 or over (or such other age as may be approved by the Board of Directors of the Company) after having been employed by the Company or one of its Subsidiaries or Affiliates for at least three years after the Grant Date.

Section 21. - Pronouns

               The masculine pronoun shall include the feminine and neuter, and the singular the plural, where the context so indicates.

Section 1.11 - Purchase Date

               "Purchase Date" shall mean October __, 1995.

Section 1.12 - Secretary

               "Secretary" shall mean the Secretary of the Company.

Section 1.13 - Stockholder's Agreement

               "Stockholder's Agreement" shall mean that certain Stockholder's Agreement dated as of January 1, 1996 between the Optionee and the Company.

Section 1.14 - Subsidiary

               "Subsidiary" with respect to any entity shall mean any corporation (or other entity) in an unbroken chain of corporations (or other entities) beginning with such entity if each of the corporations (or entities), or group of commonly controlled corporations (or entities), other than the last corporation (or entity) in the unbroken chain, then owns stock (or other equity interest) possessing 50% or more of the total combined voting power of all classes of equity in one of the other entities in such chain.

Section 1.15 - Value

               "Value" of a share of Common Stock for periods prior to a "Public Offering" (as defined in the Stockholder's Agreement) shall mean the "Base Value Per Share" (as defined in the Stockholder's Agreement) and for subsequent periods shall mean the "Market Price Per Share" (as defined in the Stockholder's Agreement).

                                             ARTICLE II

                                          GRANT OF OPTIONS

Section 22. - Grant of Options

               For good and valuable consideration, on and as of the date hereof the Company irrevocably grants to the Optionee an Option to purchase any part or all of an aggregate of the number of shares set forth with respect to each such Option on the signature page hereof of its $.01 par value Common Stock upon the terms and conditions set forth in this Agreement.

Section 23. - Exercise Price

               The exercise price of the shares of stock covered by the Option(s) shall be $5.00 per share without commission or other charge.

Section 24. - Consideration to the Company

               In consideration of the granting of these Option(s) by the Company, the Optionee agrees to render faithful and efficient services to the Company or one of its Subsidiaries or Affiliates, with such duties and responsibilities as the Company shall from time to time prescribe. Nothing in this Agreement or in the Plan shall confer upon the Optionee any right to continue in the employ of the Company or any of its Subsidiaries or Affiliates or shall interfere with or restrict in any way the rights of the Company and its Subsidiaries and Affiliates, which are hereby expressly reserved, to terminate the employment of the Optionee at any time for any reason whatsoever, with or without Cause.

Section 25. - Adjustments in Options

               Subject  to  Section  9 of  the  Plan,  in  the  event  that  the outstanding shares of the stock subject to an Option are, from time to time, changed into or exchanged for cash or a different number or kind of shares of the Company or other securities of the Company by reason of a merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares, or otherwise, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares or other consideration and the exercise price as to which such Option, or portions thereof then unexercised, shall be exercisable in order to prevent dilution or enlargement of the benefits intended to be made available with respect to any Option. Any such adjustment made by the Committee shall be final and binding upon the Optionee, the Company and all other interested persons.


                                             ARTICLE III

                                      PERIOD OF EXERCISABILITY

Section 3.1 - Commencement of Exercisability

               (a)    The Option shall become exercisable as follows:
          Date Option                                                   Number of Option Shares
          Becomes Exercisable                                              As to Which Option
                                                                            Is Exercisable
          Grant Date through the first anniversary of the Grant                    0%
          Date
          After the first anniversary of the Grant Date                           20%
          After the second anniversary of the Grant Date                          40%
          After the third anniversary of the Grant Date                           60%
          After the fourth anniversary of the Grant Date                          80%
          After the fifth anniversary of the Grant Date                           100%


               (b) Notwithstanding the foregoing, the Option shall become exercisable for the period set forth in Section 3.2 as to 100% of the shares of Common Stock subject to such Option upon the happening of an Acceleration Event (but only to the extent such Option has not otherwise terminated).

               (c) Notwithstanding the foregoing, no Option shall become exercisable as to any additional shares of Common Stock following the termination of employment of the Optionee for any reason. Any Option which is non-exercisable as of the Optionee's termination of employment shall be immediately cancelled.

Section 3.2 - Expiration of Options

               Except  as   otherwise   provided  in  Section  5  or  6  of  the
Stockholder's Agreement, the Options may not be exercised to any extent by Optionee after the first to occur of the following events:

               (a)    The tenth anniversary of the Grant Date; or

               (b)  The  first   anniversary  of  the  date  of  the  Optionee's
          termination of employment by reason of death, Permanent Disability or Permitted Retirement; or

               (c) The first business day which is fifteen calendar days after the earlier of (i) 75 days after termination of employment of the Optionee for any reason not specified in subsection (b) or (ii) the delivery of notice by the Company that it does not intend to exercise its call right under Section 6 of the Stockholder's Agreement; provided, however, that in any event the Options shall remain exercisable under this subsection 3.2(c) until at least 45 days after termination of employment of the Optionee for any reason other than for death, Permanent Disability or Permitted Retirement; or

               (d) The date the Option is terminated pursuant to Section 5, 6 or 10(b) of the Stockholder's Agreement;

               (e) If the Committee so determines pursuant to Section 9 of the Plan, the effective date of either the merger or consolidation of the Company into another Person, or the exchange or acquisition by another Person of all or substantially all of the Company's assets or 80% or more of its then outstanding voting stock, or the recapitalization, reclassification, liquidation or dissolution of the Company. At least ten (10) days prior to the effective date of such merger, consolidation, exchange, acquisition, recapitalization, reclassification, liquidation or dissolution, the Committee shall give the Optionee notice of such event if the Option has then neither been fully exercised nor become unexercisable under this Section 3.2.

                                             ARTICLE IV

                                         EXERCISE OF OPTION

Section 4.1 - Person Eligible to Exercise

               During the lifetime of the Optionee, only he may exercise an Option or any portion thereof. After the death of the Optionee, any exercisable portion of an Option may, prior to the time when an Option becomes unexercisable under Section 3.2, be exercised by his personal representative or by any person empowered to do so under the Optionee's will or under the then applicable laws of descent and distribution.

Section 4.2 - Partial Exercise

               Any exercisable portion of an Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under
Section 3.2; provided, however, that any partial exercise shall be for whole shares of Common Stock only.

Section 4.3 - Manner of Exercise

               An Option, or any exercisable portion thereof, may be exercised solely by delivering to the Secretary or his office all of the following prior to the time when the Option or such portion becomes unexercisable under Section 3.2:

               (a) Notice in writing signed by the Optionee or the other person then entitled to exercise the Option or portion thereof, stating that the Option or portion thereof is thereby exercised, such notice complying with all applicable rules established by the Committee;

               (b) Full payment for the shares with respect to which the Option, or portion thereof, is exercised in one or more of the following forms:
        (i) cash; (ii) surrender of shares of Common Stock then issuable upon exercise of the Option (or owned by Optionee duly endorsed for transfer to the Company) having a Value on the date of Option exercise equal to the necessary aggregate exercise price of the Option or exercised portion thereof;

               (c) A bona fide written representation and agreement, in a form reasonably satisfactory to the Committee, signed by the Optionee or other person then entitled to exercise such Option or portion thereof, stating that the shares of stock are being acquired for his own account, for investment and without any present intention of distributing or reselling said shares or any of them except as may be permitted under the Securities Act of 1933, as amended (the "Act"), and then applicable rules and regulations thereunder, and that the Optionee or other person then entitled to exercise such Option or portion thereof will indemnify the Company against and hold it free and harmless from any loss, damage, expense or liability resulting to the Company if any sale or distribution of the shares by such person is contrary to the representation and agreement referred to above; provided, however, that the Committee may, in its absolute discretion, take whatever additional actions it deems appropriate to ensure the observance and performance of such representation and agreement and to effect compliance with the Act and any other federal or state securities laws or regulations;

               (d) Full payment to the Company of all amounts which, under federal, state or local law, it is required to withhold upon exercise of the Option, in one or more of the following forms: (i) cash; (ii) surrender of shares of Common Stock then issuable upon exercise of the Option (or owned by Optionee duly endorsed for transfer to the Company) having a Value on the date of Option exercise equal to the required amount; and

               (e) In the event the Option or portion thereof shall be exercised pursuant to Section 4.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option.

Without limiting the generality of the foregoing, the Committee may require an opinion of counsel acceptable to it to the effect that any subsequent transfer of shares acquired on exercise of an Option does not violate the Act, and may issue stop-transfer orders covering such shares. Share certificates evidencing stock issued on exercise of this Option shall bear an appropriate legend referring to the provisions of subsection (c) above and the agreements herein. The written representation and agreement referred to in subsection (c) above shall, however, not be required if the shares to be issued pursuant to such exercise have been registered under the Act, and such registration is then effective in respect of such shares.

Section 4.4 - Conditions to Issuance of Stock Certificates
               The shares of stock deliverable upon the exercise of an Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. Such shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of an Option or portion thereof prior to fulfillment of all of the following conditions:

               (a) The obtaining of approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

               (b) The lapse of such reasonable period of time following the exercise of the Option as the Committee may from time to time establish for reasons of administrative convenience.

Section 4.5 - Rights as Stockholder

               The holder of an Option shall not be, nor have any of the rights or privileges of, a stockholder of the Company in respect of any shares purchasable upon the exercise of the Option or any portion thereof unless and until certificates representing such shares shall have been issued by the Company to such holder.


                                              ARTICLE V

                                            MISCELLANEOUS

Section 5.1 - Administration

               The Committee shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Optionee, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Options. In its absolute discretion, the Board of Directors may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan and this Agreement.

Section 5.2 - Options Not Transferable

               Except as provided in the Stockholder's Agreement, neither the Options nor any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section 5.2 shall not prevent transfers by will or by the applicable laws of descent and distribution.

Section 5.3 - Shares to Be Reserved

               The Company shall at all times during the term of the Options reserve and keep available such number of shares of stock as will be sufficient to satisfy the requirements of this Agreement.

Section 5.4 - Notices

               Any notice to be given under the terms of this  Agreement  to the
Company shall be addressed to the Company in care of its Secretary, and any notice to be given to the Optionee shall be addressed to him at the address given beneath his signature hereto. By a notice given pursuant to this Section 5.4, either party may hereafter designate a different address for notices to be given to him. Any notice which is required to be given to the Optionee shall, if the Optionee is then deceased, be given to the Optionee's personal representative if such representative has previously informed the Company of his status and address by written notice under this Section 5.4. Any notice shall have been deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

Section 5.5 - Titles

               Titles are provided herein for convenience only and are not to serve as a basis for interpretation or Construction of this Agreement.

Section 5.6 - Applicability of Plan and Stockholder's Agreement

               The Options and the shares of Common Stock issued to the Optionee upon exercise of the Options shall be subject to all of the terms and provisions of the Plan and the Stockholder's Agreement, to the extent applicable to the Options and such shares. In the event of any conflict between this Agreement and the Plan, the terms of the Plan shall control. In the event of any conflict between this Agreement and the Stockholder's Agreement, the terms of the Stockholder's Agreement shall control.

Section 5.7 - Amendment

               This Agreement may be amended only by a writing executed by the parties hereto which specifically states that it is amending this Agreement.

Section 5.8 - Governing Law

               The   laws  of  the   State  of   Delaware   shall   govern   the
interpretation, validity and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of laws.

Section 5.9 - Jurisdiction

               Any suit, action or proceeding against the Optionee with respect to this Agreement, or any judgment entered by any court in respect of any thereof, may be brought in any court of competent jurisdiction in the State of Delaware or New York, as the Company may elect in its sole discretion, and the Optionee hereby submits to the non-exclusive jurisdiction of such courts for the purpose of any such suit, action, proceeding or judgment. The Optionee hereby irrevocably waives any objections which he may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Agreement brought in any court of competent jurisdiction in the State of Delaware or New York, and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum. No suit, action or proceeding against the Company with respect to this Agreement may be brought in any court, domestic or foreign, or before any similar domestic or foreign authority other than in a court of competent jurisdiction in the State of Delaware or New York, and the Optionee hereby irrevocably waives any right which he may otherwise have had to bring such an action in any other court, domestic or foreign, or before any similar domestic or foreign authority. The Company hereby submits to the jurisdiction of such courts for the purpose of any such suit, action or proceeding.



                                      [signature page follows]

               IN  WITNESS  WHEREOF,   this  Agreement  has  been  executed  and
delivered by the parties hereto.





                                    MEDCO BEHAVIORAL CARE CORPORATION


                             By       /s/ Michael G. Lenahan
                             Its         EVP


 /s/ Albert S. Waxman               Aggregate number of shares
 Optionee                           of Common Stock for which the
                                    Option is granted hereunder:


Address

Optionee's Taxpayer
Identification Number: